Exhibit 10.1

EXECUTION VERSION

WAIVER, JOINDER AND SECOND AMENDMENT

THIS WAIVER, JOINDER AND SECOND AMENDMENT (this “Agreement”) is dated as of July 1, 2015 by and among JACK IN THE BOX INC., a Delaware corporation (the “Borrower”), certain Domestic Subsidiaries of the Borrower party hereto (such subsidiaries, collectively, the “Guarantors”, and each, a “Guarantor”), the banks and other financial institutions or entities party hereto (the “Consenting Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrower, the banks and other financial institutions party thereto (the “Existing Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of March 19, 2014 (as amended by that certain First Amendment and Waiver dated as of November 21, 2014 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Existing Lenders have extended certain credit facilities to the Borrower.  All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and this Statement of Purpose hereof) shall have the meanings assigned thereto in the Credit Agreement.

The Borrower has requested that the Consenting Lenders (including without limitation the Existing Lenders) agree to (a) waive certain Defaults or Event of Defaults arising as a result of the failure by the Borrower to re-designate its Subsidiary, ZRC Operations Company, Inc., a Colorado corporation (“ZRC”), as a Restricted Subsidiary in accordance with Section 9.9(c) of the Credit Agreement and to take the actions required pursuant to Section 9.9(a) of the Credit Agreement with respect to ZRC, as well as certain other Defaults and Events of Default directly related thereto, (b) waive any Defaults or Events of Defaults arising as a result of any assets, liabilities, contracts and other business operations of ZRC having been ascribed to Qdoba Restaurant Corporation, a Delaware corporation (“Qdoba”) and (c) amend the Credit Agreement as more specifically set forth herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders has agreed to grant such requests of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.        Waiver.  Pursuant to Section 14.11 of the Credit Agreement and subject to the terms and conditions hereof and in reliance on the representations and warranties of the Borrower and the Guarantors made herein, each Consenting Lender hereby waives (i) any Default or Event of Default arising under Sections 12(c), (d)(i) or (e) of the Credit Agreement as a result of the non-compliance by the Borrower with Section 9.9 thereof as such section relates to ZRC, (ii) any other Default or Event of Default directly related to the Defaults and Events of Default set forth in clause (i) above, including without limitation as a result of any such incorrect representations, warranties in any Loan Document, any such incorrect Compliance Certificate and any intercompany loans or investments between ZRC on the one hand and any of the Credit Parties on the other hand,  (iii) any Default or Event of Default related to Qdoba or ZRC, to the extent that assets, liabilities, contracts and other business operations ascribed to Qdoba by the Borrower and its Subsidiaries are in fact assets, liabilities, contracts and other business operations of ZRC, a wholly-owned Subsidiary of Qdoba and (iv) to the extent applicable, any right to receive additional interest or fees as a result of the operation of the final paragraph of the definition of “Applicable Margin” as a result of any misstatement of the Leverage Ratio solely as a result of the foregoing Defaults and Events of Default.  Without limiting the foregoing, Borrower’s Net Income and EBITDA for all periods ending prior to the Second Amendment Effective Date shall be deemed to include the Net Income and EBITDA of ZRC as if ZRC had been a Restricted Subsidiary for such periods.

2.        Amendment to Credit Agreement.  Subject to the terms and conditions set forth herein and the effectiveness of this Agreement in accordance with its terms, the parties hereto agree that the Credit Agreement is amended by:

(a)       adding the following defined terms to Section 1.1 thereof in proper alphabetical order:

“‘Second Amendment’ means that certain Waiver, Joinder and Second Amendment, dated as of July 1, 2015, by and among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.”; and

“‘Second Amendment Effective Date’ means the effective date of the Second Amendment.”;

(b)       deleting the proviso at the end of the definition of “Capital Expenditures” in Section 1.1 thereof;

(c)       amending and restating the definition of “Lenders” as follows:

“‘Lender’ means each Person executing this Agreement as a Lender on the Closing Date (including, without limitation, the Issuing Lender and the Swingline Lender unless the context otherwise requires) and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 14.10 or pursuant to the Second Amendment.”

(d)       adding the following sentence to the end of the definition of “LIBOR Rate” in Section 1.1 thereof:

“In no event shall the LIBOR Rate be less than 0%.”;

(e)       deleting the final sentence in the definition of “Revolving Credit Commitment” in Section 1.1 thereof and replacing it with the following:

“The aggregate Revolving Credit Commitment of all Revolving Credit Lenders on the Second Amendment Effective Date shall be Nine Hundred Million Dollars ($900,000,000).”;

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(f)     deleting the reference to “2.75 to 1.00” in the definition of “Subject Distribution” in Section 1.1 thereof and replacing it with “3.00 to 1.00”;

(g)     deleting clause (c) of Section 2.1 thereof in its entirety and replacing it with the following:

        “(c) no more than $500,000,000 of Revolving Credit Loans, Letters of Credit and Swingline Loans may be outstanding on the Second Amendment Effective Date”;

(h)     deleting subclause (ii) of clause (a) of Section 2.2 thereof in its entirety and replacing it with the following:

        “(ii) no more than $500,000,000 of Revolving Credit Loans, Letters of Credit and Swingline Loans may be outstanding on the Second Amendment Effective Date”;

(i)     adding the following to the end of the first sentence of Section 3.1 thereof:

        “or (iii) the outstanding amount of Revolving Credit Loans, Letters of Credit and Swingline Loans on the Second Amendment Effective Date would exceed $500,000,000”;

(j)     deleting Section 4.1 thereof in its entirety and replacing it with the following:

“Term Loan.  (a) On the Closing Date, each Term Loan Lender as of the date thereof severally agreed to make, and made, the initial advance of the Term Loan to the Borrower in a single draw in a principal amount equal to such Lender’s Term Loan Commitment as of the Closing Date, the aggregate outstanding principal amount of which initial advance was $187,500,000 as of the Second Amendment Effective Date, and (b) on and as of the Second Amendment Effective Date, subject to the terms and conditions of this Agreement and the other Loan Documents and in reliance upon the representations and warranties set forth herein and therein, each Increasing Term Loan Lender (as defined in the Second Amendment) severally agrees to, and will, make its portion of the second advance of the Term Loan to the Borrower in a single draw in a principal amount equal to the amount to be advanced by such Increasing Term Loan Lender on the Second Amendment Effective Date as set forth in, and pursuant to the terms and conditions of, the Second Amendment (including the Schedules thereto).”;

(k)     deleting Section 4.3 thereof in its entirety and replacing it with the following:

“Repayment of Term Loan.  The Borrower shall repay the aggregate outstanding principal amount of the Term Loan in consecutive quarterly installments on the last Business Day of each of March, June, September and December commencing September 30, 2015 as set forth below, except as the amounts of individual installments may be adjusted pursuant to Section 4.4 hereof:

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Payment Date	Installment Payment Amount
September 30, 2015	$3,906,250
December 31, 2015	$3,906,250
March 31, 2016	$3,906,250
June 30, 2016	$5,859,375
September 30, 2016	$5,859,375
December 31, 2016	$5,859,375
March 31, 2017	$5,859,375
June 30, 2017	$5,859,375
September 30, 2017	$5,859,375
December 31, 2017	$5,859,375
March 31, 2018	$5,859,375
June 30, 2018	$7,812,500
September 30, 2018	$7,812,500
December 31, 2018	$7,812,500
Term Loan Maturity Date	Remainder of Term Loan Facility

If not sooner paid, the Term Loan shall be paid in full, together with accrued interest thereon, on the Term Loan Maturity Date.”;

(l)       deleting Section 9.10 thereof in its entirety and replacing it with the following:

“SECTION 9.10  Use of Proceeds.  On or after the Second Amendment Effective Date, use the proceeds of the Term Loan and Extensions of Credit under the Revolving Credit Facility to (a) pay fees, commissions and expenses incurred in connection with the Second Amendment and (b) finance ongoing working capital requirements and other general corporate purposes (including permitted payments of Debt, permitted share repurchases, permitted dividends and Permitted Acquisitions).”;

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(m)       deleting the reference to “3.00 to 1.00” contained in Section 10.1 thereof and replacing it with “3.50 to 1.00”;

(n)       deleting Section 10.3 thereof in its entirety;

(o)       deleting the reference to “2.50 to 1.00” contained in Section 11.3(h)(viii) thereof and replacing it with “3.00 to 1.00”; and

(p)       deleting the reference to “2.75 to 1.00” contained in clause (c) of Section 11.14 thereof and replacing it with “3.00 to 1.00”.

3.        Agreement Regarding Term Loans.

(a)       Notwithstanding anything to the contrary contained in the Credit Agreement, each of the parties hereto acknowledges and agrees that a second advance in the aggregate principal amount of $112,500,000 shall be permitted to be made under the Term Loan on the effective date of this Agreement and that all amounts so advanced shall increase the outstanding principal amount of the Term Loan and shall for all purposes under the Loan Documents be deemed to be a part of the Term Loan.  References in the Credit Agreement and the other Loan Documents to the Term Loan and the Term Loan Facility shall include the amounts advanced in accordance with this paragraph on the effective date of this Agreement.

(b)       Subject to the terms and conditions of this Agreement, the Credit Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth herein and therein, each of the financial institutions listed on Part A of Schedule I hereto (each, an “Increasing Term Loan Lender” and, collectively, the “Increasing Term Loan Lenders”) severally agrees to make its portion of the second advance of the Term Loan to the Borrower in a single draw on the effective date of this Agreement in a principal amount equal to the amount set forth for such Increasing Term Loan Lender on Part A of Schedule I hereto (it being acknowledged and agreed that the amounts set forth on Part A of Schedule I hereto shall be in addition to any portion of the Term Loan held by any such Increasing Term Loan Lender immediately prior to the effectiveness of this Agreement).  After giving effect to funding of the second advance under the Term Loan, each Lender shall hold the aggregate outstanding principal amount of the Term Loan set forth opposite such Lender’s name on Part A of Schedule II hereto.  Each Increasing Term Loan Lender acknowledges and agrees that its Commitment with respect to the amounts to be advanced in connection with the second advance under the Term Loan on the effective date of this Agreement shall be in the amount set forth for such Increasing Term Loan Lender on Part A of Schedule I hereto and that its Term Loan Percentage with respect to such advance shall be equal to the ratio of such Commitment to the total principal amount of such advance.

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4.        Agreement Regarding Revolving Credit Commitments and Revolving Credit Loans.

(a)      Subject to the terms and conditions of this Agreement, the Credit Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth herein and therein, each of the financial institutions listed on Part B of Schedule I hereto (each, an “Increasing Revolving Credit Lender” and, collectively, the “Increasing Revolving Credit Lenders” and the Increasing Revolving Credit Lenders, collectively with the Increasing Term Loan Lenders, the “Increasing Lenders”) severally agrees to make Revolving Credit Loans in Dollars to the Borrower from time to time from and after the effectiveness of this Agreement until the Revolving Credit Maturity Date in an aggregate amount set forth on Part B of Schedule I hereto (it being acknowledged and agreed that the amounts set forth on Part B of Schedule I hereto shall be in addition to the Revolving Credit Commitment of any such Increasing Revolving Credit Lender that is in effect immediately prior to the effectiveness of this Agreement).  After giving effect to the increase in the aggregate Revolving Credit Commitment contemplated in this Agreement the Revolving Credit Commitment of each Revolving Credit Lender (including the Increasing Revolving Credit Lenders) shall be as set forth on Part B of Schedule II hereto as of the effective date of this Agreement, as such amount may, after such effective date, be reduced or modified at any time or from time to time pursuant to, and in accordance with, the terms of the Credit Agreement.

(b)      Concurrently with the effectiveness of this Agreement, the outstanding Extensions of Credit under the Revolving Credit Facility will be reallocated by the Administrative Agent among the Revolving Credit Lenders (including the Increasing Revolving Credit Lenders) in accordance with their revised Revolving Credit Commitment Percentages after giving effect to the increase in the aggregate Revolving Credit Commitment (and each of the Revolving Credit Lenders agrees to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 5.9 of the Credit Agreement in connection with such reallocation as if such reallocation were a repayment).

5.        Effectiveness.  Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective:

(a)       the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, the Required Lenders, each of the Increasing Lenders and each of the Credit Parties (including ZRC);

(b)       the Administrative Agent shall have received favorable opinions of counsel to each Credit Party (including ZRC) addressed to the Administrative Agent and the Lenders (including, without limitation, the Increasing Lenders) with respect to the Credit Parties (including ZRC), the Loan Documents and such other matters as the Administrative Agent shall reasonably request;

(c)       the Administrative Agent shall have received a certificate of a Responsible Officer of each Credit Party (other than ZRC) certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Agreement and each of the other Loan Documents to which it is a party and certifying that (A) the articles or certificate of incorporation or formation, certificate of partnership or other organizational document, as applicable, of such Credit Party and the bylaws, operating agreement, partnership agreement or other governing document, as applicable, of such Credit Party, in each case that were delivered to the Administrative Agent on the Closing Date of the Credit Agreement have not been amended, restated, modified or supplemented in any respect (or if such certification cannot be made, attaching, and certifying as to the truth, correctness and completion of, any such amendment, restatement, modification or supplement, as applicable), (B) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors or other applicable governing authority of such Credit Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other applicable Loan Documents to which it is a party, and (C) attached thereto is a true, correct and complete copy of each certificate of a recent date of (1) the good standing of each Credit Party (other than ZRC) under the laws of its jurisdiction of organization and (2) to the extent available from the applicable jurisdiction, a certificate of the relevant taxing authorities of the jurisdiction of organization of each Credit Party certifying that such Credit Party has filed required tax returns and owes no delinquent taxes;

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(d)       the Administrative Agent shall have received a certificate of a Responsible Officer of ZRC certifying as to the incumbency and genuineness of the signature of each officer of ZRC executing this Agreement and each of the other Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation of ZRC and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation or organization, (B) the bylaws of ZRC as in effect on the date of such certifications, (C) resolutions duly adopted by the board of directors or other applicable governing authority of ZRC authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) a true, correct and complete copy of each certificate of a recent date of the good standing of ZRC under the laws of its jurisdiction of organization;

(e)       the Borrower shall have delivered to the Administrative Agent the supplemental schedules to the Collateral Agreement contemplated by Section 17(d) below;

(f)       all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the Secured Parties, in the Collateral granted by ZRC hereunder shall have been forwarded for filing in all appropriate locations and the Administrative Agent shall have received evidence satisfactory thereto that upon such filings and recordations such security interests constitute valid and perfected first priority Liens therein, subject to any Liens permitted under Section 11.2 of the Credit Agreement;

(g)       the Administrative Agent shall have received original stock certificates or other certificates evidencing the Capital Stock of ZRC pledged as Collateral together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof;

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(h)       the Borrower shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by the chief financial officer or treasurer of the Borrower, certifying that (A) after giving effect to the funding of the second advance under the Term Loan and the increase in the aggregate Revolving Credit Commitment (and any Extensions of Credit thereunder) effected hereunder and the other transactions contemplated to occur on the effective date of this Agreement, the Borrower and the Credit Parties (including ZRC), taken as a whole, are Solvent, and (B) attached thereto are calculations evidencing compliance on a pro forma basis with the covenants contained in Sections 10.1 and 10.2 of the Credit Agreement after giving effect to the amendments set forth in this Agreement, the funding of the second advance under the Term Loan and the increase in the aggregate Revolving Credit Commitment (and any Extensions of Credit thereunder) effected hereunder and the other transactions contemplated to occur on the effective date of this Agreement;

(i)       the Administrative Agent shall have the results of a Lien search made against each Credit Party (which, solely in the case of ZRC, shall include a search as to judgments, pending litigation, bankruptcy and tax matters) indicating among other things that its assets are free and clear of any Lien except for Liens permitted under the Credit Agreement;

(j)       the Credit Parties (including ZRC) shall have received all governmental, shareholder and third party consents and approvals required (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement and the other Loan Documents and the other transactions contemplated hereby and thereby and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties (including ZRC) or such other transactions or that could seek or threaten any of the foregoing;

(k)       no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority (including the SEC and any state securities regulatory authorities) to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents;

(l)       since September 28, 2014, no Material Adverse Effect, or circumstance or condition that could reasonably be expected to result in a Material Adverse Effect, has occurred;

(m)       each Credit Party (including ZRC) shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with the requirements of the Patriot Act, applicable “know your customer” and anti-money laundering rules and regulations; and

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(n)       the Borrower shall have paid to Wells Fargo Securities, LLC and/or the Consenting Lenders, as the case may be, such fees and out-of-pocket charges and other expenses in connection with this Agreement and the transactions contemplated hereby, as shall have been separately agreed upon in writing in the amounts and at the time so specified, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

Without limiting the generality of the provisions of the last paragraph of Section 13.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed effective date hereof specifying its objection thereto.

6.        Limited Effect.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

7.        Representations and Warranties.  The Borrower and each Guarantor represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Agreement, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement, (c) this Agreement has been duly executed and delivered on behalf of such Person, (d) this Agreement constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (f) except as expressly waived by Section 1 of this Agreement, no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

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8.        Acknowledgement and Reaffirmation.  By their execution hereof, the Borrower and each Guarantor hereby expressly (a) consent to this Agreement and (b) acknowledge that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which the Borrower or such Guarantor is a party remain in full force and effect. Without limiting the foregoing, each Borrower and each Guarantor hereby ratifies and reaffirms its grant of liens on or security interests in any of its properties pursuant to one or more of the Loan Documents as security for the Obligations arising under or pursuant to and as defined in the Credit Agreement, and confirms and agrees that, subsequent to, and after giving effect to this Agreement, such liens and security interests shall continue to secure all of the Obligations arising under or pursuant to, and as defined in, the Credit Agreement.  Without limiting the foregoing, JBX General Partner LLC, a Delaware limited liability company (“JBX GP”) hereby consents to the pledge of the interest of JBX Limited Partner LLC, a Delaware limited liability company (“JBX LP”) in Jack in the Box Eastern Division L.P., a Texas limited partnership (“Eastern Division”) under the Collateral Agreement, and JBX LP hereby consents to the pledge of the interest of JBX GP in Eastern Division under the Collateral Agreement.

9.        Costs, Expenses and Taxes.  The Borrower agrees to pay in accordance with Section 14.2 of the Credit Agreement all invoiced and reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

10.       Execution in Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission or other electronic transmission (e.g., by “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart hereof.

11.       Governing Law.  This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof.

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12.       Entire Agreement.  This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

13.       Successors and Assigns.  This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

14.       New Lenders.  Each Increasing Lender that prior to its execution of this Agreement is not a Lender hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement, the Credit Agreement and the other Loan Documents and to become a Lender under the Credit Agreement and the other Loan Documents and perform all of its obligations thereunder, (ii) it meets all requirements to be an assignee under the Credit Agreement, (iii) from and after the effectiveness of this Agreement, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its portion of the Term Loan (if any) as set forth on Part A of Schedule I hereto and its Revolving Credit Commitment as set forth on Part B of Schedule I hereto, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to participate in credit facilities of the type represented by the Credit Agreement and this Agreement and either it, or the person exercising discretion in making its decision to participate in the credit facilities evidenced by the Credit Agreement, is experienced with credit facilities of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to commit to make a portion of the Term Loan or the increased Revolving Credit Commitment, as applicable, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vi) if it is a Foreign Lender, it has provided to the Administrative Agent and the Borrower duly completed and executed documentation required to be delivered by it pursuant to the terms of the Credit Agreement and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

15.       FATCA.    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

16.       Guaranty Agreement Supplement.

(a)       ZRC hereby agrees that by execution of this Agreement it is a Restricted Subsidiary under the Credit Agreement, a Guarantor under the Guaranty Agreement as if a signatory thereof on the Closing Date and a “Credit Party” under the Credit Agreement, and ZRC (i) shall comply with, be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations set forth in the Guaranty Agreement and (ii) hereby as of the date hereof makes each representation and warranty set forth in the Credit Agreement and the Guaranty Agreement.  The parties acknowledge and agree that this Agreement shall constitute a supplement to the Guaranty Agreement in form and substance satisfactory to the Administrative Agent under Section 27 of the Guaranty Agreement.

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(b)       The Borrower and ZRC hereby agree that, except as expressly set forth herein, each reference to a “Guarantor” or the “Guarantors” and “Credit Party” or the “Credit Parties” in this Agreement, the Credit Agreement, the Guaranty Agreement and the other Loan Documents shall include ZRC, and each reference to the “Guaranty Agreement” or “Guaranty” as used therein shall mean the Guaranty Agreement as supplemented hereby.

17.       Collateral Agreement Supplement.

(a)       Joinder to the Collateral Agreement.

          (i)       The Borrower and ZRC hereby agree that by execution of this Agreement, ZRC is a party to the Collateral Agreement as if a signatory thereof as a Grantor and as an Issuer on the Closing Date, and ZRC (A) shall comply with, and be subject to, and have the benefit of, all of the terms, covenants, conditions, agreements and obligations set forth in the Collateral Agreement and (B) hereby as of the date hereof makes each representation and warranty set forth in the Collateral Agreement (subject to the information set forth on the schedules delivered pursuant to clause (d) below).  The Borrower and ZRC hereby agree that each reference to a “Grantor”, the “Grantors”, an “Issuer”, the “Issuers”, a “Subsidiary Issuer” or the “Subsidiary Issuers” in the Collateral Agreement and the other Loan Documents shall include ZRC.  The parties acknowledge and agree that this Agreement shall constitute a joinder to the Collateral Agreement in form and substance satisfactory to the Administrative Agent under Section 7.15 of the Collateral Agreement.

          (ii)      In order to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents, ZRC hereby grants, pledges and collaterally assigns to the Administrative Agent, for the ratable benefit of itself and the Secured Parties, a security interest in and to all of ZRC’s right, title and interest in and to all Collateral whether now owned or at any time hereafter acquired by ZRC or in which ZRC now has or at any time in the future may acquire any right, title or interest, and wherever located or deemed located (collectively, the “New Collateral”).

          (iii)     The Borrower and ZRC hereby agree that “Collateral” as used in the Collateral Agreement and the Credit Agreement shall include all New Collateral pledged pursuant hereto, “Investment Property” and “Equity Interests”, as applicable, as used therein shall include the New Collateral pledged pursuant hereto and “Collateral Agreement” or “Agreement” as used therein shall mean the Collateral Agreement as supplemented hereby.

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          (iv)      QRC of Kansas, LLC, a Kansas limited liability company and a Subsidiary of ZRC, hereby executes this Agreement in the capacity as a Subsidiary Issuer (as such term is defined in the Collateral Agreement) and agrees to be bound by the terms and provisions of the Collateral Agreement applicable to Subsidiary Issuers.

(b)       Filing Information and Perfection.  The Borrower and ZRC shall deliver to the Administrative Agent such certificates and other documents (including, without limitation, UCC-1 financing statements, stock certificates, stock powers, unit certificates and unit powers, as applicable) and take such action as the Administrative Agent shall reasonably request in order to effectuate the terms hereof and of the Collateral Agreement.

(c)       Acknowledgement and Consent.  ZRC hereby acknowledges receipt of a copy of this Agreement, Credit Agreement, Collateral Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party and agrees for the benefit of the Administrative Agent and the Secured Parties to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.

(d)       Schedules to the Collateral Agreement.  Attached hereto as Annex A is a supplement to each of the Schedules to the Collateral Agreement, including Schedules 3.6 and 3.7 thereto, setting forth all information required to be provided therein with respect to ZRC.

[Signature Pages Follow]

13

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their respective duly authorized officers, all as of the day and year first written above.

BORROWER:

JACK IN THE BOX INC., as the Borrower

By:	/s/ Paul D. Melancon
Name:	Paul D. Melancon.
Title:	Senior Vice President, Finance, Controller & Treasurer

GUARANTORS:

JBX GENERAL PARTNER LLC, as a Guarantor

By:	Jack in the Box Inc.,
as sole member

By:	/s/ Paul D. Melancon
Name:	Paul D. Melancon
Title:	Senior Vice President, Finance, Controller & Treasurer

JBX LIMITED PARTNER LLC, as a Guarantor

By:	Jack in the Box Inc.,
as sole member

By:	/s/ Paul D. Melancon
Name:	Paul D. Melancon
Title:	Senior Vice President, Finance, Controller & Treasurer

JACK IN THE BOX EASTERN DIVISION L.P., as a Guarantor

By:	JBX General Partner LLC,
as general partner

By: Jack in the Box Inc. as sole member

By:	/s/ Paul D. Melancon
Name:	Paul D. Melancon
Title:	Senior Vice President, Finance, Controller & Treasurer

QDOBA RESTAURANT CORPORATION, as a Guarantor

By:	/s/ Bruce Vermilyea
Name:	Bruce Vermilyea
Title:	Treasurer, Vice President and Controller

ZRC OPERATIONS COMPANY, INC., as a Guarantor

By:	/s/ Bruce Vermilyea
Name:	Bruce Vermilyea
Title:	President & Treasurer

QRC OF KANSAS, LLC, as a Subsidiary Issuer

By:	/s/ Bruce Vermilyea
Name:	Bruce Vermilyea
Title:	Manager

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and a Consenting Lender

By:	/s/ Stephen Leon
Name:	Stephen Leon
Title:	Managing Director

BANK OF AMERICA, N.A., as a Consenting Lender

By:	/s/ Aron Frey
Name:	Aron Frey
Title:	Assistant Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Matthew Gregg
Name:	Matthew Gregg
Title:	Vice President

By:	/s/ Gillian Dickson
Name:	Gillian Dickson
Title:	Executive Director

FIFTH THIRD BANK, as a Consenting Lender

By:	/s/ Jeffery K. Hoffman
Name:	Jeffery K. Hoffman
Title:	Senior Vice President

COMPASS BANK, as a Consenting Lender

By:	/s/ Jeffery Piccinelli
Name:	Jeffery K. Piccinelli
Title:	Senior Vice President

MORGAN STANLEY BANK, N.A., as a Consenting Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

CITIZENS BANK, N.A., as a Consenting Lender

By:	/s/ Dan Agnew
Name:	Dan Agnew
Title:	SVP

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Jeff Benedix
Name:	Jeff Benedix
Title:	Vice President

BANK OF THE WEST, as a Consenting Lender

By:	/s/ Jason Antrim
Name:	Jason Antrim
Title:	Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Joseph M. Evangelisti
Name:	Joseph M. Evangelisti
Title:	Executive Vice President

CADENCE BANK, N.A., as a Consenting Lender

By:	/s/ Charles M. Joye III
Name:	Charles M. Joye III
Title:	Senior Vice President

CRÉDIT INDUSTRIEL ET COMMERCIAL, as a Consenting Lender

By:	/s/ Clifford Abramsky
Name:	Clifford Abramsky
Title:	Managing Director

By:	/s/ Garry Weiss
Name:	Garry Weiss
Title:	Managing Director

CITY NATIONAL BANK, as a Consenting Lender

By:	/s/ Diane Morgan
Name:	Diane Morgan
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Matthew D. Meister
Name:	Matthew D. Meister
Title:	Vice President

REGIONS BANK, as a Consenting Lender

By:	/s/ Jake Nash
Name:	Jake Nash
Title:	Managing Director

MANUFACTURERS BANK, as a Consenting Lender

By:	/s/ Sandy Lee
Name:	Sandy Lee
Title:	Vice President

MUFG UNION BANK, N.A., as a Consenting Lender

By:	/s/ Michael Bell
Name:	Michael Bell
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Consenting Lender

By:	/s/ M. Scott Donaldson
Name:	M. Scott Donaldson
Title:	Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Robert E. Meditz
Name:	Robert E. Meditz
Title:	Vice President

SCHEDULE I

Part A:             INCREASING TERM LOAN COMMITMENTS

LENDER	PRINCIPAL AMOUNT
Wells Fargo Bank, National Association	$12,771,306.81
Bank of America, N.A.	$5,944,602.27
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland” New York Branch	$14,669,744.32
Fifth Third Bank	$3,760,653.41
Citizens Bank, N.A.	$5,752,840.91
Regions Bank	$8,373,579.55
MUFG Union Bank, N.A.	$20,454,545.45
U.S. Bank National Association	$8,373,579.55
Bank of the West	$6,127,840.91
Compass Bank
PNC Bank, National Association	$3,547,585.23
First Tennessee Bank, National Association	$2,183,948.86
Branch Banking and Trust Company	$9,545,454.55
City National Bank	$2,812,500.00
Cadence Bank, N.A.
Crédit Industriel Et Commercial
Morgan Stanley Bank, N.A.	$2,727,272.73
Webster Bank, National Association	$5,454,545.45
Manufacturer's Bank
Total	$112,500,000.00

Part B:             INCREASING REVOLVING CREDIT COMMITMENTS

LENDER	PRINCIPAL AMOUNT
Wells Fargo Bank, National Association	$34,056,818.19
Bank of America, N.A.	$15,852,272.73
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland” New York Branch	$39,119,318.18
Fifth Third Bank	$10,028,409.09
Citizens Bank, N.A.	$15,340,909.09
Regions Bank	$22,329,545.45
MUFG Union Bank, N.A.	$54,545,454.55
U.S. Bank National Association	$22,329,545.45
Bank of the West	$16,340,909.09
Compass Bank
PNC Bank, National Association	$9,460,227.27
First Tennessee Bank, National Association	$5,823,863.64
Branch Banking and Trust Company	$25,454,545.45
City National Bank	$7,500,000.00
Cadence Bank, N.A.
Crédit Industriel Et Commercial
Morgan Stanley Bank, N.A.	$7,272,727.27
Webster Bank, National Association	$14,545,454.55
Manufacturer's Bank
Total	$300,000,000.00

SCHEDULE II

Part A:	OUTSTANDING TERM LOAN AMOUNTS (AFTER GIVING EFFECT TO THE SECOND ADVANCE ON THE EFFECTIVE DATE OF THE WAIVER, JOINDER AND SECOND AMENDMENT)

LENDER	PRINCIPAL AMOUNT
Wells Fargo Bank, National Association	$39,724,431.81
Bank of America, N.A.	$32,897,727.27
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland” New York Branch	$34,005,681.82
Fifth Third Bank	$23,096,590.91
Citizens Bank, N.A.	$22,159,090.91
Regions Bank	$18,920,454.55
MUFG Union Bank, N.A.	$20,454,545.45
U.S. Bank National Association	$18,920,454.55
Bank of the West	$13,159,090.91
Compass Bank	$11,718,750.00
PNC Bank, National Association	$11,164,772.73
First Tennessee Bank, National Association	$9,801,136.36
Branch Banking and Trust Company	$9,545,454.55
City National Bank	$7,500,000.00
Cadence Bank, N.A.	$7,031,250.00
Crédit Industriel Et Commercial	$7,031,250.00
Morgan Stanley Bank, N.A.	$2,727,272.73
Webster Bank, National Association	$5,454,545.45
Manufacturer's Bank	$4,687,500.00
Total	$300,000,000.00

SCHEDULE II

Part B:	TOTAL REVOLVING CREDIT COMMITMENTS (AFTER GIVING EFFECT TO THE INCREASE ON THE EFFECTIVE DATE OF THE WAIVER, JOINDER AND SECOND AMENDMENT)

LENDER	PRINCIPAL AMOUNT
Wells Fargo Bank, National Association	$120,306,818.19
Bank of America, N.A.	$102,102,272.73
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland” New York Branch	$100,994,318.18
Fifth Third Bank	$71,903,409.09
Citizens Bank, N.A.	$52,840,909.09
Regions Bank	$56,079,545.45
MUFG Union Bank, N.A.	$54,545,454.55
U.S. Bank National Association	$56,079,545.45
Bank of the West	$38,840,909.09
Compass Bank	$37,500,000.00
PNC Bank, National Association	$33,835,227.27
First Tennessee Bank, National Association	$30,198,863.64
Branch Banking and Trust Company	$25,454,545.45
City National Bank	$22,500,000.00
Cadence Bank, N.A.	$22,500,000.00
Crédit Industriel Et Commercial	$22,500,000.00
Morgan Stanley Bank, N.A.	$22,272,727.27
Webster Bank, National Association	$14,545,454.55
Manufacturer's Bank	$15,000,000.00
Total	$900,000,000.00

ANNEX A

Schedules to the Collateral Agreement

[See attached]

COLLATERAL AGREEMENT
SUPPLEMENTAL DISCLOSURE SCHEDULES

Schedule 3.6	Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Chief Executive Office and Other Locations

Schedule 3.7	Pledged Stock and Partnership/LLC Interests

SCHEDULE 3.6 — JURISDICTION OF ORGANIZATION; TAXPAYER IDENTIFICATION NUMBER:
REGISTERED ORGANIZATION NUMBER; CHIEF EXECUTIVE OFFICE AND
OTHER LOCATIONS

ZRC Operations Company, Inc.,
State of Organization:	Colorado
Taxpayer Identification Number:	84-1480725
Registered Organization Number:	19981194901
Chief Executive Office:	9330 Balboa Avenue, San Diego, CA 92123
Book and Records Locations:	9330 Balboa Avenue, San Diego, CA 92123
Inventory/Equipment Locations:	CA, CO, CT, ID, IA, IL, IN, KY, MA, MD, ME, MI, MN, MO, MT, ND, NE, NH, NJ, NY, PA, RI, SD, TN, VA, WA
Trade/Fictitious Business Names:	Qdoba Mexican Grill ZTeca Mexican Grill

SCHEDULE 3.7 — PLEDGE STOCK AND PARTNERSHIP / LLC INTERESTS

Certified Securities:

ZRC Operations Company, Inc.:

None

Partnership/LLC Interests:

ZRC Operations Company, Inc.:

Name of Issuer (including identification of type of entity)	Type of Ownership Interest	Certificate Number (if any)	Percentage of Ownership Interests of such Type
QRC of Kansas, LLC	Membership Interests	Uncertificated	100%